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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                 APRIL 14, 2005

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                                ALPHASMART, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                      0-50570                 77-0298384
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
          incorporation)                                     Identification No.)

                              973 University Avenue
                           Los Gatos, California 95032
          (Address of principal executive offices, including zip code)

                                 (408) 355-1000
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of the registrant's press release, dated April 14, 2005, regarding financial results for the registrant's first fiscal quarter ended March 31, 2005.

        The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS.

EXHIBIT NO.    DESCRIPTION
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99.1           Press Release dated April 14, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ALPHASMART, INC.

                                             By: /s/ Ketan D. Kothari
                                                --------------------------------
                                                Ketan D. Kothari
                                                Chief Executive Officer

Date:  April 14, 2005

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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99.1           Press Release dated April 14, 2005.